UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 2022

HNR ACQUISITION CORP

(Exact Name of Registrant as Specified in Charter)

Delaware	6770	85-4359124
(State or Other Jurisdiction of Incorporation)	(Primary Standard Industrial Classification Code Number)	(IRS Employer Identification No.)

3730 Kirby Drive, Suite 1200

Houston, TX 77098

(Address of Principal Executive Offices) (Zip Code)

(713) 834-1145

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one redeemable warrant	HNRAU	NYSE American
Common stock, par value $0.0001 per share	HNRA	NYSE American
Redeemable warrants, exercisable for three quarters of one share of common stock at an exercise price of $11.50 per share	HNRW	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 10, 2022, the Registration Statement on Form S-1, as amended (File No. 333-252548) (the “Registration Statement”) relating to the initial public offering of units of HNR Acquisition Corp (the “Company”) was declared effective by the Securities and Exchange Commission (“SEC”).

In connection with the consummation of the IPO (defined below), the Company entered into an Underwriting Agreement and various other agreements filed as exhibits to the Registration Statement and filed an amended and restated certificate of incorporation with the Secretary of the State of Delaware on February 10, 2022. The material terms of such agreements and the amended and restated certificate of incorporation are fully described in the Company’s final prospectus, dated February 11, 2022, as filed with the SEC on February 14, 2022. The executed agreements and amended and restated certificate of incorporation are filed as exhibits to this Current Report on Form 8-K.

Item 3.02. Unregistered Sales of Equity Securities.

The information provided in Item 8.01 of this Form 8-K is incorporated by reference into this Item 3.02.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 1.01 of this Form 8-K is incorporated by reference into this Item 5.03.

Item 8.01. Other Events.

On February 10, 2022, the Company consummated its initial public offering (“IPO”) of 8,625,000 of its public units (“Public Units”). Each Public Unit consists of one share of common stock, $0.0001 par value per share (“Common Stock”), and one warrant (“Warrant”), with each Warrant entitling the holder to purchase three quarters of one share of Common Stock at a price of $11.50 per share. The Public Units were sold at an offering price of $10.00 per Public Unit, generating gross proceeds of $86,250,000.

Simultaneously with the consummation of the IPO, the Company consummated the private placement (“Private Placement”) of 505,000 private units (“Private Units”) at a price of $10.00 per Private Unit, generating total proceeds of $5,050,000, to HNRAC Sponsors LLC, the Company’s sponsor. The Private Units are identical to the Public Units sold in the IPO, except that the Private Units cannot be transferred except to certain permitted transferees until 30 days after the completion of our initial business combination and holders of Private Units (and their constituent securities) are entitled to registration rights.

A copy of the press release issued by the Company announcing the consummation of the IPO and Private Placement is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits:

Exhibit	Description

Exhibit No.	Description
1.1	Underwriting Agreement, dated February 10, 2022, by and between the Registrant and EF Hutton, division of Benchmark Investments, LLC as representative of the underwriters.
3.1	Amended and Restated Certificate of Incorporation dated February 10, 2022.
4.1	Warrant Agreement, dated February 10, 2022, by and between Continental Stock Transfer & Trust Company and the Registrant.
10.1	Investment Management Trust Agreement, dated February 10, 2022, by and between Continental Stock Transfer & Trust Company and the Company.
10.2	Registration Rights Agreement, dated February 10, 2022, by and among the Registrant, HNRAC Sponsors, LLC and its permitted transferees.
10.3	Unit Subscription Agreement, dated February 10, 2022, by and between the Registrant and HNRAC Sponsors LLC (Private Placement Units).
10.4	Administrative Services Agreement, dated February 10, 2022, by and between the Registrant and HNRAC Sponsors LLC.
10.5	Insider Letter, dated February 10, 2022, by and among the Registrant and each of its executive officers, directors, HNRAC Sponsors LLC and its permitted transferees.
99.1	Press release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 16, 2022

HNR ACQUISITION CORP

By:	/s/ Donald Goree
	Name:	Donald Goree
	Title:	Chief Executive Officer

3